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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K





               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



     Date of Report (Date of earliest event reported)     DECEMBER 15, 1995



                   CLINTON APPALACHIAN X LIMITED PARTNERSHIP
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            (Exact name of registrant as specified in its charter.)





              OHIO                       33-3023                 31-1188746
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        (State or other          (Commission File Number)     (I.R.S. Employer
 jurisdiction or incorporation)                              Identification No.)




                4770 INDIANOLA AVENUE       COLUMBUS OHIO 43214




Registrant's telephone number, including area code   614-888-9588




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The Registrant has completed the sale of all of its assets to The Clinton Oil Company ("Clinton"), the General Partner of the Limited Partnership. The sale was made pursuant to the provisions of Article IX, Sections 9.3 and 9.4 of the Limited Partnership Agreement. Section 9.3 grants to Limited Partners holding a majority of the Interests the right to vote to, among other things, "approve or disapprove the sale of all or substantially all of the assets of the Partnership" and to "dissolve, wind up and terminate the Partnership". Section
9.4 provides for the General Partner to send a written notice to each Limited Partner describing the rights to be exercised, the facts and circumstances relevant to the determination as whether such rights should or should not be exercised and a statement that the exercise or nonexercise of such rights will be determined by the vote of the Limited Partners owning a majority of the Interests then outstanding. The written notice was mailed to limited Partners on October 21, 1995 and the votes were tabulated through December 12, 1995. The following is a summary of the votes of the Limited Partner Interest:

           % Voting to approve the sale of assets          68.3%
           % Not responding to notice                      27.0%
           % Opposed to the sale of assets                  4.7%
                                                          ------
                                                          100.0%
                                                          ------

The Registrant's net assets, consisting primarily of crude oil and natural gas reserves, leasehold rights and cash reserves, net of its liabilities (including the estimated costs of the plugging and abandonment of Partnerships wells) were sold to Clinton for $183,311 in cash. The cash offer was made at 115% of the "Interest Value" provided for in Article IV of the Limited Partnership Agreement. The limited Partnership Agreement Provides that the salvage value of the production equipment is allocable 100% to the General Partner. The cash proceeds from the sale were distributed to the Limited Partner Interests on December 15, 1995 and the General Partner took the equipment in kind.

The sale of the assets and subsequent distribution of the proceeds to the Partners terminated the business of the Limited Partnership. The General Partner filed a Certificate of Cancellation of Limited Partnership with the Secretary of State of Ohio on December 22, 1995. A Copy of the Certificate as filed is made a part of this Form 8K as Exhibit 3.2.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

The sale of the assets and the distribution of the proceeds to Partners terminated the business of the Limited Partnership and a Certificate of Cancellation of Limited Partnership has been filed with the Secretary of State of Ohio. Since the Limited Partnership has no assets or liabilities and no longer exists, no pro forma financial statements are included with this Form 8K.

Exhibits:     (references are to items in the "Exhibit Table" in Item 601 of
---------     Regulation S-K.)

Exhibit Number     Description and Location or Page Number
--------------     ---------------------------------------

3.1 Agreement of Limited Partnership (See Appendix A to Definitive Prospectus dated October 1, 1985 filed with the Securities and Exchange Commission pursuant to Rule 424 (b) under the Securities Act of 1933; which Appendix A is incorporated herein by reference.

3.2     Certificate of Cancellation of Limited Partnership               Page 4


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Clinton Appalachian X Limited Partnership

12/27/95
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Date

                                      By /s/ DONALD A. NAY
                                         --------------------------------------
                                         Donald A. Nay, for the General Partner,
                                         The Clinton Oil Company


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